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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):              December 10, 2002


                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     1-12084                           34-1559357
(State of incorporation)     (Commission File Number)     (IRS Employer identification No.)

       300 Madison Avenue
           Toledo, Ohio                                 43604
(Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (419) 325-2100



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ITEM 5. OTHER INFORMATION

      On December 10, 2002, Libbey Inc. (the "Company") through a press release announced that the Board of Directors authorized the repurchase of up to 2,500,000 shares of the Company's common stock in open market and negotiated purchases.

      (c)   EXHIBITS

      Exhibit
        No.                           Description

        99             Text of Press Release dated December 10, 2002



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LIBBEY INC.
                                       Registrant

Date:    December 12, 2002             By:      /s/ Kenneth A. Boerger
     ---------------------------           --------------------------------
                                       Kenneth A. Boerger
                                       Vice President, Treasurer


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                                  EXHIBIT INDEX

Exhibit No.                   Description

   99             Press release dated December 10, 2002